Exhibit 10(a)

TRANSLATION FOR INFORMATION PURPOSES ONLY

BETWEEN:

- BANQUE NATIONALE DE PARIS or BNP, a "societe anonyme" with a share capital of FF 3,536,972,150, whose registered office is at 16 Boulevard des Italiens, 75009 PARIS, registered with the PARIS Registry of Commerce and Companies under number B 662 042 449, represented by:

-  Mr Ervin ROSENBERG, Manager
-  Mr Alain CHANTEREAU, Assistant Manager

(the "Bank", if not referred to by name)

                                   OF THE ONE PART,

AND:

- RHONE-POULENC RORER INC, a limited liability company with a share capital of USD 438,298,771, whose registered office is at 500 Arcola Road, COLLEGEVILLE, PENNSYLVANIA 19426, UNITED STATES
OF AMERICA,

represented by:

-  Mr Patrick LANGLOIS
  Corporate Senior Vice President, Chief Financial Officer

(the "Borrower", if not referred to by name)

                                   OF THE OTHER PART,
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IT IS AGREED AS FOLLOWS:

ARTICLE I - AMOUNT AND PURPOSE OF LOAN

The Bank agrees to grant the Borrower a loan facility (the
"Loan") of a maximum amount of USD 200,000,000 (TWO HUNDRED
MILLION US DOLLARS) or its equivalent in FRF, DEM or GBP.

The Loan is entered into in order to reinforce the Borrower's financial resources.

Subject to the prior written agreement of RHONE-POULENC RORER
INC, the following companies, being subsidiaries owned as to more than 50% by RHONE-POULENC RORER INC:

-  RHONE-POULENC RORER S.A.
-  RHONE-POULENC RORER LTD
-  RHONE-POULENC RORER GmbH

may make drawings under the Loan subject to the guarantee by RHONE-POULENC RORER INC in the form attached as schedule I hereto.

Subject to the prior written agreement of RHONE-POULENC RORER
INC, RHONE-POULENC S.A. may make drawings under the Loan.

RHONE-POULENC S.A., RHONE-POULENC RORER S.A., RHONE-POULENC RORER LTD and RHONE-POULENC RORER GmbH shall, prior to the first drawing that they may make, enter into an undertaking directly with the Bank on the terms of schedule II to this loan agreement. The terms and conditions agreed with RHONE-POULENC RORER INC shall apply to these companies.

RHONE-POULENC RORER INC, RHONE-POULENC RORER S.A., RHONE-POULENC
RORER LTD, RHONE-POULENC RORER GmbH and RHONE-POULENC S.A. shall hereafter be referred to as the "Borrowing Companies".

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ARTICLE II - DURATION OF THE LOAN

The Loan is granted for a period of four years from 15th June, 1993 to 15th June, 1997.

ARTICLE III - REPAYMENT

Except in the case of prepayment under Article VIII ("PREPAYMENT
FACILITY"), the Loan shall be repaid in one single instalment on 15th June, 1997.

ARTICLE IV - METHODS OF DRAWING

Drawings may be made under this loan on one business day's notice in respect of drawings in FRP and two business days' notice in respect of drawings in USD, GBP or DEM, by the debiting of a special account constituting a simple accounting record, which shall not have the legal consequences of a running account and which shall be opened for these purposes by each of the Borrowing Companies in the books of the BNP LA DEFENSE Branch. Drawings shall have a duration of one, two, three or six months. However, drawings in French francs may have a minimum duration of fifteen days.

RHONE-POULENC RORER INC shall also be able to make drawings in USD without prior notice through BNP NEW YORK.

In respect of drawings in French francs, the Borrowing Companies shall draw one or more notes in favour of the Bank payable at BANQUE NATIONALE DE PARIS, which shall include a provision that the bearer of the note is not required to protest the notes at their maturity.

The amount of drawings in currencies other than US Dollars shall be calculated on the basis of the rate of exchange of the US Dollar against the relevant currency, on the PARIS Foreign Exchange Market, two business days before the drawing date (one business day in the case of drawings in French francs).

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"Business day" means any complete day on which the banks are open:

-  in respect of drawings in French francs, in PARIS;

- in respect of drawings in euro-currencies, in LONDON and the principal national financial centre of the currency in which the drawing is made.

After having drawn on the Loan and reimbursed it in one or more instalments, in whole or in part, the Borrowing Companies may request new drawings, subject to the limits relating to amount and duration set out herein.

The drawings as well as subsequent renewals and prepayments, if any, shall be made in accordance with the provisions of the Exchange Control Regulations ("Reglementations des Changes") that may apply to such transactions.

ARTICLE V - NON-AVAILABILITY OF CURRENCY

If the Bank observes, at the time of either any drawing or a new interest period, that the currency is not available on the PARIS inter-bank market, it shall notify the Borrowing Companies thereof as soon as possible.

In such a situation, the parties shall consult in order to reach an agreement on the replacement currency or on a possible reversion to French francs. Failing agreement between the parties, the drawing or the renewal shall not take place. Existing drawings in the non-available currency shall then be repaid in French francs by the drawing company or companies as regards principal, interest, costs and expenses (if any) incurred by the Bank by reason of the non-availability of the currency. The Bank agrees to supply evidence of these costs, incidental expenses and possible costs on demand by the Borrowing Companies.

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The amount in FRF to be repaid shall be determined according to the most recent quotation of the rate for the currency in which the loan was then denominated.

ARTICLE VI - CONTROL OF THE EQUIVALENT AMOUNT IN USD OF THE
OUTSTANDING AMOUNT

The total amount of drawings shall not exceed the equivalent of USD 200,000,000 (TWO HUNDRED MILLION US DOLLARS) (the "Original Amount") reduced by repayments that shall already have been made. The US dollar equivalent of the drawings shall be verified at the time of each drawing or at the beginning of each interest period at the exchange rate in force on the day of the verification.

If the US dollar equivalent is larger by 5% than the Original Amount reduced by repayments already made, the Bank shall only renew the outstanding amount for a sum in foreign currencies corresponding to the equivalent amount of the Original Amount expressed in USD reduced by repayments already made, and the drawing company or companies shall repay the difference thus calculated.

However, if this equivalent is not larger by 5% than the Original Amount expressed in USD reduced by repayments already made, the Bank shall renew the outstanding amount in foreign currencies at its previous level.

ARTICLE VII - CONDITIONS

-  COMMITMENT FEE:

0.20% per annum payable half-yearly in advance on the authorised amount irrespective of any drawings.

This fee shall, in any event, be borne by RHONE-POULENC RORER
INC, which shall secure the division thereof between the Borrowing Companies. It shall be calculated on the basis of a 360-day year and shall be payable in US dollars.

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-  INTEREST:

-  in respect of drawings or renewals of drawings in FRF:

  Interest shall be calculated according to the precise number of days in the relevant period as compared with 360 days at the PIBOR rate (PARIS INTERBANK OFFERED RATE) for the selected period of drawing or renewal or the next longest period shown at
11.00 a.m. on the Business Day preceding the date of drawing or renewal on TELERATE page 20041 or any other page substituted therefor, increased by 0.25% annum.

  The above interest shall be paid at the end of each interest period.

- in respect of drawings or renewals of drawings in foreign currencies:

  Interest shall be calculated according to the precise number of days in the relevant period as compared with 360 days for all currencies, with the exception of GBP, interest in respect of which shall be calculated as compared with 365 days.

  Interest shall be determined according to the LIBOR rate (LONDON INTERBANK OFFERED RATE) for the relevant currency for the selected period of drawing or renewal for sums equivalent to those advanced, calculated under the aegis of the BRITISH BANKERS ASSOCIATION and shown on TELERATE - Page 3750 or any other page substituted therefor at 11.00 a.m. (LONDON time), two business days before the drawing date or the beginning of a new interest period, increased by 0.25% per annum.

  In the case of drawings made by RHONE-POULENC RORER INC in USD without prior notice through BNP NEW YORK, interest shall be

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determined according to the cost of funds of BNP NEW YORK for the selected drawing or renewal period, increased by 0.25% per annum.

  The above interest shall be payable at the end of each interest period.

The Bank shall notify the Borrowing Company of the rate of interest applicable to the relevant interest period. This rate shall be revised at the end of each interest period.

The special account referred to above in Article IV "METHODS OF DRAWING" shall be exempt from the payment of any account fee and any fee on the largest overdraft outstanding thereon. Interest shall automatically be debited to the current account maintained on the books of the BNP LA DEFENSE Branch by each of the Borrowing Companies.

If the determination of an interest rate has become impossible by reason of the occurrence of certain events, the Bank shall notify the Borrowing Companies of such fact, and the parties shall enter into negotiations. If no agreement is reached with a view to a solution within 30 days of this notification, the Borrowing Companies shall repay the Loan as to principal interest, costs, incidental expenses and costs (if any) provided that the applicable interest rate shall be the Bank's own cost of financing, increased by 0.25% per annum.

Any sum not paid on its contractual or accelerated maturity date shall automatically bear interest for the period from and including such maturity date until but excluding the day of full payment, at the rate applied during the preceding drawing or renewal period, increased by 1% per annum.

Interest outstanding for a whole year shall be capitalised in accordance with Article 1154 of the Civil Code.

These provisions do not constitute consent to late payment.

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For the purposes of article 4 of the Law of 28th December, 1966 relating to notice of global effective rates, it is hereby provided that, taking account of the three-month LIBOR rate for US dollars on 9th June, 1993 and a commitment fee payable half-yearly in advance, a full drawing of this loan on 10th June, 1993 would have resulted in a rate of 3.83%.

ARTICLE VIII - PREPAYMENT FACILITY

Each of the Borrowing Companies may cancel the Loan or prepay it, in whole or in part, at the end of any current drawing period, provided that it gives the Bank at least 30 (thirty) days' notice by registered letter with postal acknowledgment of receipt of its irrevocable intention to terminate or to repay the loan, in whole or in part.

Any termination or prepayment shall be final for the relevant
Borrowing Company.

The commitment fee shall cease to be due on that part of the loan in respect of which the Borrower shall have given such notice as from the end of the half-yearly commitment fee period during which the cancellation shall have taken effect.

ARTICLE IX - ACCELERATION OF MATURITY

A/ The Bank reserves the right to declare the acceleration of all the sums due from any of the Borrowing Companies as regards principal, interest, default interest, fees, costs and expenses and no further drawing may be made by such Company in the following circumstances:

1) if RHONE-POULENC RORER INC reduces its direct or indirect shareholding in the share capital of such Company such that it becomes a subsidiary that is less than 50% owned (this clause shall not apply to RHONE-POULENC S.A.),

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2)   if payment is not made by such Company of any sum due under the Loan on its due date, and such default is not made good within fifteen days of receipt of a notice from the Bank to the Company by registered letter,

3) if payments are not made by such Company on their due dates of sums due to any party under other borrowings, and such default in payment has caused the acceleration of such borrowings. Acceleration shall not be declared if the debt is validly disputed or if the sums involved are of a nominal amount of less than USD 10m (USD 30m so far as RHONE-POULENC S.A. is concerned), or its equivalent,

4) if such Company does not comply with any of its other obligations undertaken under the Loan or if a written warranty made by such Company or any undertaking, certificate or document signed by it or supplied under the Loan by any person is shown to be inaccurate, to the extent that such inaccuracy has a material impact on the position of such Company,

5) if the BANK OF FRANCE ("BANQUE DE FRANCE") ceases to recognise such Company's signature,

6) if such company is dissolved, subject to a voluntary winding-up, or ceases to trade or to make payments,

7) in the event of administration or judicial liquidation, or, generally, any collective compromise proceedings relating to the liabilities of such Company.

B\   The Bank reserves the right to declare the acceleration of all the sums due from all the Borrowing Companies (except for RHONE-POULENC S.A.) as regards principal, interest, default interest, fees, costs and expenses, and no other drawing may be made by any Borrowing Company (other than RHONE-POULENC S.A.) in the following circumstances:

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1)   failure to make payment within fifteen days following
receipt of a request for payment sent by the Bank to RHONE-POULENC RORER INC as guarantor, of the sums not settled by any one of RHONE-POULENC RORER S.A., RHONE-POULENC RORER LTD and RHONE-POULENC RORER GmbH,

2) if payment is not made by RHONE-POULENC RORER INC of any sum due under the Loan on its due date, and such default is not made good within fifteen days after receipt of a notice by the Bank to such company by registered letter,

3) if payment is not made by RHONE-POULENC RORER INC on their due dates of sums due to any party under other borrowings, and such default in payment has caused the acceleration of such borrowings. Acceleration shall not be declared if the debt is validly disputed or if the sums involved are of a nominal amount of less than USD 10m or its equivalent.

4) If RHONE-POULENC RORER INC does not comply with any of its other obligations undertaken under the Loan or if a written warranty made by such company or any undertaking, certificate or document signed by it or supplied under the Loan by any person is shown to be inaccurate, to the extent that such inaccuracy has a material impact on the position of RHONE-POULENC RORER INC,

5) if the BANK OF FRANCE ("BANQUE DE FRANCE") ceases to recognise RHONE-POULENC RORER INC's signature,

6) if RHONE-POULENC RORER INC is dissolved, subject to a voluntary winding-up, or ceases to trade or to make payments,

7) in the event of administration or judicial liquidation, or, generally, any collective compromise proceedings relating to the liabilities of RHONE-POULENC RORER INC.

Any sums that shall have become payable under paragraphs A/ and B/ shall bear interest at the rate applied during the current

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drawing or renewal period. This rate shall be increased by 1% in the event that the repayment of the sums does not take place within eight days as from the due date; this provision shall not constitute consent to late payment.

Any interest payable that is outstanding for a whole year shall be capitalised in accordance with Article 1154 of the Civil
Code.

ARTICLE X - UNDERTAKINGS OF THE BORROWING COMPANIES

So long as any one of the Borrowing Companies shall be capable of being a debtor hereunder, it shall:

- provide to the Bank as soon as possible and at the latest within 90 days from the Ordinary General Meeting approving its accounts, two copies of its annual balance sheets, profit and loss accounts and documents attached thereto (consolidated accounts so far as RHONE-POULENC S.A. and RHONE-POULENC RORER INC are concerned),

- inform the Bank, as soon as possible, of any fact that may be capable of affecting the size or value of its assets to a material extent,

- keep the Bank informed of any changes to its bye-laws that may be capable of affecting this loan by providing the new bye-laws within one month from the resolution of shareholders approving this change,

- immediately inform the Bank of changes to the powers of the persons authorised to act on its behalf,

- undertake not to grant or allow to exist as security for any future borrowings in an amount greater than 30 million US dollars or as security for the guarantee of such a debt, any mortgage, charge, pledge or any other right whatsoever over the whole or any part of its assets or income, present or future,

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unless the repayment or payment of all sums that may be due under this Loan enjoys the same priority as such security, with the exception of any security granted:

- on an asset acquired after the date of signature of this Agreement for the sole purpose of financing such acquisition and to secure payment of sums not exceeding in principal the cost of such acquisition,

- to CREDIT NATIONAL, the EUROPEAN INVESTMENT BANK, the FONDS INDUSTRIEL DE MODERNISATION, the FONDS DE DEVELOPPEMENT ECONOMIQUE ET SOCIAL, or any other financial institution controlled by the French State or the European Economic Community and which, by law or its common practice, requires such security.

Further, so long as any of the Borrowing Companies shall be capable of being a debtor hereunder, RHONE-POULENC RORER INC shall give prior notice to the Bank of any planned reduction in its direct or indirect shareholding in the share capital of the Borrowing Companies (other than RHONE-POULENC S.A.) which shall result in reducing its shareholding such that any such company shall become a subsidiary that is less than 50% owned.

ARTICLE XI - CHANGES OF CIRCUMSTANCE

The terms of this Agreement should be read as requiring full payment to the Bank of all amounts falling due thereunder.

If interest or fees payable under the Loan become liable to any duty, levy or tax whatsoever to which they are not currently subject, the Borrower or any one of the Borrowing Companies undertakes to pay the amount thereof, if evidence thereof is given by the Bank, at the mere request of the latter, such that the Bank shall bear no part thereof. Accordingly, the possible lifting of or decrease in such new charges shall also be passed on to the Borrowing Companies.

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The occurrence of new circumstances of a monetary, financial, banking or fiscal nature resulting from legal or regulatory provisions or directives, recommendations or interpretations by an official authority or a professional organisation that results in the Bank incurring a new obligation leading to an increased cost or the loss of a gain, linked directly or indirectly to the transactions under this Agreement such as, for example, the obligatory setting aside of reserves or making deposits, a quantitative regulation of the loan, the introduction or increase of liquidity ratios, own funds or other matters relating to the whole of the assets or liabilities (including off balance sheet liabilities), shall result in a renegotiation of the terms.

In the event of disagreement at the end of a thirty day negotiation period, commencing on the date of the despatch by the Bank of a registered letter informing the Borrower of the occurrence of an event bringing this clause into effect, each party shall be entitled to repudiate the facility forthwith.

In such event, the Borrowing Companies shall bear the supplementary cost and/or the loss of a gain referred to in the above paragraph incurred by the Bank during such thirty day period. RHONE-POULENC RORER INC shall secure the division thereof between the Borrowing Companies.

ARTICLE XII - APPLICABLE LAW

The provisions of this confirmed Credit are governed by French law, and the Courts of PARIS alone shall be competent to hear and resolve any litigation, dispute or difficulty that may occur between the parties in relation to the interpretation and carrying out of the provisions of this Agreement.

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ARTICLE XIII - MISCELLANEOUS

The Borrower shall bear all costs, levies and taxes, fees, interest or other sums payable by reference to this Agreement or resulting therefrom or consequent thereupon, and shall secure the division thereof between the Borrowing Companies.

ARTICLE XIV - ELECTION OF RESIDENCE

Any notice concerning the confirmed Credit shall be sent:

-  to the Borrower at the Registered Office of RHONE-POULENC
RORER S.A., 20 Avenue Raymond Aron, 92165 ANTONY CEDEX, where an election in respect of residence is made,

- to the Bank at its LA DEFENSE Branch, where an election in respect of residence is made.

                 Signed in PARIS, on 15th June 1993
                 in two original copies

  BANQUE NATIONALE DE PARIS        RHONE-POULENC RORER INC

/s/ Ervin        /s/ Alain              /s/ Patrick
    ROSENBERG        CHANTEREAU             LANGLOIS

    Ervin            Alain                  Patrick
    ROSENBERG        CHANTEREAU             LANGLOIS

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                                                  Exhibit 10(b)

          FIRST SUPPLEMENTAL AGREEMENT TO THE AGREEMENT
                       OF 15TH JUNE, 1993

BETWEEN:

BANQUE NATIONALE DE PARIS, a "societe anonyme" with a share capital of FRF 4,751,153,975, whose registered office is at 16 Boulevard des Italiens, 75009 Paris, registered with the Paris Registry of Commerce and Companies under number B 662 042 449, represented by:

-  Mr. Jean-Daniel WURTZ, Manager of the Department
-  Mr. Alain CHANTEREAU, Assistant Manager

(the "Bank", if not referred to by name)

                                  OF THE FIRST PART,

AND:

RHONE-POULENC RORER INC, a "societe anonyme" with a share capital of USD, whose registered office is at 500 Arcola Road, COLLEGEVILLE, PENNSYLVANIA 19426, UNITED STATES OF AMERICA,

represented by: Mr. Philippe MAITRE, Corporate Treasurer

(the "Borrower", if not referred to by name)

                                   OF THE SECOND PART,

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On 15th June, 1993 RHONE-POULENC RORER INC and the Bank entered into an Agreement (the "Agreement"), making available to RHONE-POULENC RORER INC a loan (the "Loan"), in a maximum amount of USD 200,000,000, under which drawings may be made in FRF, USD, GBP and DEM. RHONE-POULENC RORER S.A., RHONE-POULENC RORER LIMITED and RHONE-POULENC RORER GmbH may also make drawings under the Loan, subject to certain conditions; RHONE-POULENC RORER INC has guaranteed the indebtedness of such companies under a guarantee signed on 15th June, 1993. RHONE-POULENC S.A. may also make drawings thereunder.

At the request of RHONE-POULENC RORER INC, BNP agrees that the amount of the loan should be increased, its duration be extended, and to amend the rate of the margin contained in the interest rates and the commitment fee.

At the request of RHONE-POULENC RORER INC, BNP also agrees that, subject to certain conditions, the subsidiaries of RHONE-POULENC
RORER INC that are more than 50% owned by the company, other than those already referred to in the Agreement, may make drawings under the Loan.

WHEREAS IT IS AGREED AS FOLLOWS:

ARTICLE I

1. The maximum amount of the loan defined in article I of the Agreement is increased to a maximum amount of USD 250,000,000 (TWO HUNDRED AND FIFTY MILLION US DOLLARS) or its equivalent in any other currency in which drawings may be made under the terms of the Agreement.

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2.   As a consequence, the sum referred to in article VI of the
Agreement is replaced by USD 250,000,000 (TWO HUNDRED AND FIFTY
MILLION US DOLLARS).

ARTICLE II

1. The duration of the loan as defined in article II of the Agreement is extended until 13.04.2000.

2. As a consequence, the date referred to in article III of the Agreement is replaced by the date 13.04.2000.

ARTICLE III

The margin of 0.25% referred in article VII - "CONDITIONS - Interest" is decreased to 0.175%, provided that this reduction shall come into effect at the end of each interest period current at the date of entry into effect of this supplemental agreement.

ARTICLE IV

The commitment fee of 0.20% referred to in article VII of the Agreement is reduced to 0.125% per annum as from 15th June, 1995.

ARTICLE V

In the event that RHONE-POULENC S.A. reduces its direct or indirect shareholding in the share capital of RHONE-POULENC RORER INC to a level less than 51%, the terms set out in articles III and IV of this supplemental agreement shall be renegotiated at the request of BANQUE NATIONALE DE PARIS within a maximum margin of 0.075%.

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ARTICLE VI

Drawings under the Loan by RHONE-POULENC RORER S.A., RHONE-POULENC RORER LTD and RHONE-POULENC RORER GmbH shall not exceed a maximum principal amount of USD 200,000,000 (TWO HUNDRED MILLION US DOLLARS) or its equivalent in one of the permitted currencies under the Agreement, and shall be repaid by 15th June, 1997, until the Guarantee of 15th June, 1993, attached as schedule I to the Agreement, has been amended by a supplemental agreement on the terms of schedule I hereto.

ARTICLE VII

Drawings may be made under the Loan by the subsidiaries of RHONE-
POULENC RORER INC that are more than 50% owned by that company, in addition to those already set out in Article I of the Agreement, subject to the following conditions:

-  the prior written agreement of RHONE-POULENC RORER INC

-  the prior written agreement of the Bank

- the prior receipt by the Bank of a letter from the relevant subsidiary under which it enters into a direct undertaking to the Bank, in the form of Schedule II to the Agreement. The terms and conditions agreed with RHONE-POULENC RORER INC shall apply to the relevant subsidiary.

- the prior grant of a guarantee by RHONE-POULENC RORER INC to BANQUE NATIONALE DE PARIS in respect of the obligations of the relevant subsidiary relating to the Loan, in the form of the draft which shall be sent by the Bank to RHONE-POULENC RORER INC at that time. This guarantee shall be duly authorised by the Board of Directors of RHONE-POULENC RORER INC.

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-  the prior signature of a supplement to the Agreement
authorising the relevant subsidiary to make drawings under the Loan.

ARTICLE VIII

On the basis of a drawing made on 12.04.1995 for a period of 3 months, the complete drawing of this loan in French francs would show an effective global rate of 8.12% per annum, calculated on the proportional basis.

ARTICLE IX

All the provisions of the Agreement that shall not have been amended by this Supplemental Agreement shall remain in full force and effect.

ARTICLE X

This Supplemental Agreement shall come into force once the agreement of the subsidiaries of RHONE-POULENC RORER INC with the Bank by way of acceptance of the commitments set out in schedule II to the Agreement has been obtained.

                    Signed in PARIS, on 13th April 1995
                    in two original copies

        BANQUE NATIONALE DE PARIS            RHONE-POULENC RORER INC

/s/ Jean-Daniel WURTZ  /s/ Alain CHANTEREAU   /s/  Philippe Maitre

    Jean-Daniel WURTZ      Alain CHANTEREAU        Philippe Maitre

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                                                  Exhibit 10(c)

ENGLISH TRANSLATION FOR INFORMATION ONLY


                    AMENDMENT NO. 2 TO THE AGREEMENT
                          OF 15TH JUNE, 1993


BETWEEN THE UNDERSIGNED:

BANQUE NATIONALE DE PARIS, whose registered office is at 16, boulevard des Italiens, 75009 Paris, represented by Messrs
Philippe Arnold and Jean-Daniel Wurtz, duly authorised

hereinafter referred to as the "Bank"

                                     OF THE ONE PART
AND

RHONE-POULENC  RORER  INC.  whose  registered   office   is   at
Collegeville,   500   Arcola   Road,   Pennsylvania    (U.S.A.),
represented by Mr. Philippe Maitre

hereinafter referred to as the "Client"

                                     OF THE OTHER PART

WHEREAS:

By an agreement dated 15th June, 1993 the Bank granted to the Client and certain of its subsidiaries a credit facility (hereinafter referred to as the "Credit"). The said agreement was amended by Amendment no. 1 dated 13th April, 1995. The said agreement as so amended is hereinafter referred to as the "Agreement". At the Client's request, the Bank has agreed to amend the Agreement anew in accordance with the following provisions. Expressions defined in the Agreement have the same meaning as in this amendment (hereinafter referred to as "Amendment no. 2").

NOW IT IS HEREBY AGREED AS FOLLOWS:

CLAUSE 1        SPECIAL PERIOD

During the period of seven months (hereinafter referred to as the "Special Period") which will commence upon delivery by the Client to the Bank (including by fax) of a certified copy of an extract of the minutes of a meeting of the Board of Directors of the Client ratifying the Amendment no. 2, such copy extract to be delivered to the Bank in any event not later than 11th September, 1995, the following provisions shall be deemed to be contained in the Agreement, any contrary provision being inapplicable until the expiry of the Special Period.

(A) BORROWER

    Only Rhone-Poulenc Rorer Inc. shall be entitled to use the Credit.

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(B) AMOUNT OF THE CREDIT

    The amount of the Credit referred to, in particular, in Clauses I and VI of the Agreement, is increased during the Special Period to 1,700,000,000 United States dollars or the equivalent of such amount in Deutsche Marks, French Francs or Pounds Sterling.

(C) PURPOSE OF THE CREDIT

    The exclusive purpose of the Credit shall be the financing or refinancing in whole or in part of (i) the acquisition price of a group of companies whose dominant activity is similar or complementary to that of the Client and all or some of whose holding company's share capital is listed,
    (ii) the indebtedness (including the preferred shares currently issued by the Client) of the Client or any of its subsidiaries, (iii) the expenses associated with such acquisition and (iv) any procedures related to buying out minorities.

(D) TERMS

    The financial terms of the Credit shall remain unchanged except, during the Special Period, firstly, in respect of the amount by reference to which they are to be taxed and, secondly, in the following respects:-

        (i)the Bank will receive from the Client a flat fee of USD 150,000 in respect of the preparation and costs incurred in respect of the Amendment no. 2, payable on the first day of the Special Period;

        (ii) the commitment commission provided for in the Agreement shall be payable monthly in advance.

    By way of illustration, by reason of the temporary increase in the amount of the credit and on the basis of a maximum drawing on 4th August, 1995 in FRF for 3 months, the global effective rate calculated on the proportional basis is 6.33% per annum.

(E) DURATION OF DRAWINGS

    The Credit may be used subject to 2 business days, in the case of FRF, (prior to 11 a.m.) and 3 business days, in the case of USD, DEM or GBP, notice (prior to 11 a.m.) by way of drawings or renewals of drawings denominated in USD, FRF, DEM or GBP with a minimum duration of 7 days and a maximum duration equal to the remainder of the Special Period. The drawing date means the date on which funds are made available.

(F) INTEREST

    As regards any drawing period which is not an integral multiple of 1 month, other than 7 day USD drawings or

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    renewals,  the applicable rate shall be the sum of  (i)  the
    Bank's offered rate in Paris for the relevant duration and currency, on the preceding business day, in the case of FRF, and two business days prior thereto, in the case of foreign currencies and (ii) a margin of 0.175% per annum.

    In the case of 7 day USD drawings or renewals, the reference rate shall be determined on the basis of the average of the rates published by NatWest, Bank of Tokyo and Barclays for 1 week on Reuter LIBOR page at 11 A.M. (London time) 2 business days prior to the drawing date, plus a margin of 0.175% per annum.

(G) EVENTS OF DEFAULT AND UNDERTAKINGS

    Clause IX of the Agreement shall not apply during the Special Period. In addition, failure by the Client to comply with its obligations under Clause X of the Agreement shall not be the subject of any sanction, claim or procedure whatsoever by the Bank.

(H) CHANGE OF CIRCUMSTANCES

    In the event of any of the circumstances described in the third paragraph of Clause XI of the Agreement arising during the Special Period, the Client shall be entitled to require the Credit to be maintained and the Bank shall not be entitled to repudiate it, provided that all costs and expenses suffered by the Bank as a result thereof shall be borne by the Client.


CLAUSE 2        OTHER PROVISIONS OF THE AGREEMENT

The provisions of the Agreement which are not modified by the above provisions shall remain in full force and effect.


CLAUSE 3        EXPIRY OF THE SPECIAL PERIOD

With effect from the expiry of the Special Period, the initial provisions of the Agreement shall again become applicable as they subsisted prior to modification by Amendment no. 2.



CLAUSE 4        APPLICABLE LAW

Clause XII of the Agreement also applies to the Amendment no. 2.


                                 Made in Paris (France)

                                 on 7th August, 1995



/s/ P. Arnold   /s/  J.D. Wurtz       /s/   P. Maitre
_______________________________     _________________________

    P. Arnold        J.D. Wurtz             P. Maitre

Banque Nationale de Paris            Rhone-Poulenc Rorer Inc.

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                                             Exhibit 10(d)









                      RHONE-POULENC
                        RORER INC.








                 LOAN FACILITY AGREEMENT

                 dated 7th August, 1995














                      SOCIETE GENERALE


                      SLAUGHTER AND MAY
                     112, AVENUE KLEBER
                         75116 PARIS
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THIS AGREEMENT IS MADE THE 7TH DAY OF AUGUST 1995

BETWEEN

SOCIETE GENERALE, a societe anonyme with a share capital of FRF 2,498,779,170, whose registered office is at 29, boulevard
Haussmann, 75009 Paris, represented by Mr. Gerard GICQUEL

(hereinafter referred to as the "Bank")

                                         OF THE ONE PART

AND

RHONE-POULENC RORER INC., a company with a share capital of USD 429 million whose registered office is at Collegeville, 500
Arcola Road, Pennsylvania, United States of America, represented by Mr. Philippe Maitre, Corporate Treasurer,

(hereinafter referred to as the "Client")

                                         OF THE OTHER PART

NOW IT IS HEREBY AGREED AS FOLLOWS:

CLAUSE 1 -  DEFINITIONS

The following definitions shall have the following respective meanings, unless the context other requires:-

"Available Amount" means, on any date, the amount of the Facility less the aggregate amount of the Drawings outstanding.

"Business Day" means a whole day not being a Saturday on which the interbank market is open or banks are open (i) in Paris, in the case of French Franc Drawings and (ii) in London, Paris and the principal financial centre of the currency of the Drawing, in the case of any other Drawing.

"DEM" means Deutsche Marks.

"Drawing" means a Drawing made under the Facility or, as the case may be, the amount thereof for the time being outstanding.

"Facility"  means  the  unconditional,  irrevocable,   confirmed
revolving facility made available by the Bank to the Client the maximum amount whereof is stated in Clause 3.

"FRF" means French Francs.

"GBP" means Pounds Sterling.

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"Reference  Banks"  means  (i) in the case  of  DEM,  Bayerische
Landesbank, Commerzbank, Deutsche Bank and Dresdner Bank, (ii) in the case of FRF, Caisse Centrale des Banques Populaires, Caisse des Depots et Consignations, Caisse Nationale du Credit Agricole and Credit Commercial de France, (iii) in the case of GBP, Barclays Bank, Lloyds Bank, Midland Bank and National Westminster Bank and (iv) in the case of USD, Chase Manhattan Bank, Chemical Bank, Citibank and J.P. Morgan.

"TMP" means the average rate recorded in day to day transactions between banks on the French inter-bank market and weighted by volume, as published by the Banque de France and currently available on Telerate page 3205.

"USD" means United States Dollars.

CLAUSE 2 - PURPOSE

The object of the Facility shall be the financing or refinancing in whole or in part of (i) the acquisition price of a group of companies whose dominant activity is similar or complementary to that of the Client and all or some of whose holding company's share capital is listed, (ii) the indebtedness (including share capital which may be repurchased or redeemed) of the Client or any of its subsidiaries, (iii) the expenses associated with such acquisition and (iv) any procedures related to buying out minorities.

CLAUSE 3 - AMOUNT AND DURATION OF THE FACILITY

The   Bank   hereby  grants  to  the  Client  an  unconditional,
irrevocable, confirmed revolving loan facility in the maximum amount of 1,100,000,000 United States Dollars or its equivalent in Deutsche Marks, French Francs and Pounds Sterling.

Drawings under the Facility may be made during the period of seven months (hereinafter referred to as the "Availability Period") commencing on the day following the date of delivery (which shall not be made later than 60 days after the date of this Agreement) to the Bank of a certified copy of an extract of the minutes of the Board of Directors deciding on the principle of the acquisition referred to in Clause 2 and ratifying the signature of this Agreement by Mr. Philippe Maitre.

CLAUSE 4 - DRAWINGS

4.1 -    NOTICE OF DRAWING

     Each Drawing shall be made on a Business Day. Any request for a Drawing must be notified to the Bank not later than 10 a.m. (Paris time) on the Business Day prior to the proposed Drawing Date, in the case of FRF Drawings, and 2 Business Days in the case of any other Drawings. Any request for renewals shall be subject to the same notice.
     In the case of large Drawings, the Client shall, to the extent possible, inform the Bank as early as possible prior thereto.

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     Notification of a request for a Drawing shall be  given  by telephone and shall be confirmed by fax by the Client in the form set out in the Schedule and any such fax shall be
     as   effective  between  the  parties  as  if  it  were  an
     original.

     Subject to Clauses 5.3.1 and 5.3.4, the notice of Drawing duly signed by authorised persons shall irrevocably bind the Client which shall make the Drawing on the date stipulated in the notice of Drawing.

4.2 -    DURATION AND AMOUNT OF EACH DRAWING

     Drawings shall not exceed the Available Amount at any given time and may only be made for a period of seven days, one month, three months or six months, and all amounts due in respect thereof shall be paid or repaid not later than the last day of the Availability Period.

     The amount of each Drawing shall not be less than USD TEN MILLION, or the equivalent thereof for Drawings in DEM, FRF or GBP. The Client shall, to the extent reasonably possible, use its best endeavours to keep the number of Drawings outstanding at any time to a minimum.

     Each Drawing shall be repaid on the last day of the relevant Drawing period or, if such day is not a Business
     Day, on the following Business Day.

4.3 -    ACCOUNTING AND AVAILABILITY OF FUNDS

     In order to keep accounting records of the implementation of this Facility the Bank shall open in the name of the Client a special account which shall be a non-running, simple accounting mechanism which shall not have the legal effects of a running account ("compte courant").

     The amount of each Drawing shall be entered by the Bank as a credit in the current account of the Client.

     The   transactions   resulting  from   the   Drawings   and
     repayments of the credit shall be excluded from all running accounts which the Client has or may have with the Bank.

     The Client acknowledges that the making and repayment of borrowings hereunder shall be adequately evidenced in the accounts of the Bank.

CLAUSE 5 - FEES - INTEREST

5.1 -    MANAGEMENT FEE

     The  Client shall pay to the Bank, on the date of signature
     of   this   Agreement,  a  management  fee  in  an   amount
     (excluding tax) of 150,000 US Dollars.

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5.2 -    FACILITY FEE

     A Facility fee calculated on the total amount of the Facility, being U.S.D. 1,100,000,000 subject to Clause 8.2 (whether or not any Drawing is made) on a 360-day year basis shall be paid to the Bank quarterly in advance, and the first payment shall be made on the date of signature of this Agreement.

     The Facility fee shall be at a rate of 1/8 of 1% per annum until the expiry of this Agreement.

5.3 -    INTEREST

5.3.1    - Calculation of interest on Drawings in French Francs

     Subject to the provisions of Clause 5.3.7, the reference rate applicable to Drawings of 1, 3 or 6 months is the corresponding PIBOR as defined in Clause 5.3.2.

     As regards seven day Drawings, the reference rate shall be determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits are offered in the Paris inter-bank market by the relevant Reference Banks on the Business Day preceding the proposed Drawing Date at about
     11.00 a.m. (Paris time) for a duration and in an amount equal to those of the relevant Drawing. The Bank shall forthwith inform the Client of such determination by telephone, whereupon the Client shall be entitled, if the rate so determined is not acceptable to it, to cancel the Drawing or select a duration of 1, 3 or 6 months therefor.

     Interest in respect of any FRF Drawing shall be calculated at the aggregate of the reference rate and a margin of 0.175% per annum on the basis of the exact number of days in the Drawing period divided by 360.

     Interest shall be payable without deduction for impost, taxes and/or withholding at source.

     Interest  shall be payable on the last day of the  relevant
     Drawing period or, if such day is not a Business Day, on the following Business Day.

5.3.2    - Definition of PIBOR

     PIBOR, in respect of any French Franc denominated Drawing means the annual rate published by TELERATE (currently page 20041) under the aegis of the Association Francaise des Banques ("AFB") at about 11.30 a.m. (Paris time) on the Business Day preceding the proposed Drawing date or the date of renewal thereof, as being the rate at which French Franc deposits are offered on the Paris Interbank Market for the period of such Drawing or renewal, as the case may be.

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5.3.3    - Non-publication of PIBOR

     If  PIBOR,  as calculated and published by the AFB,  ceases to  be  published for any reason whatsoever the Bank  shall
     forthwith  notify  the  Client  by  any  method   and   the
     following provisions shall apply:-

         -  if  a  reference rate replacing PIBOR  is  published
         under  the  aegis  of  the  AFB,  such  rate  shall  be
         immediately   applicable  to  any  new   Drawings   and
         renewals thereof;

         -  otherwise,  the Bank and the Client shall  negotiate
         in  order to agree a new reference rate for 1, 3  or  6
         months Drawings.

     In the event of failure to agree and for so long as no mechanism for the determination of a reference rate for 1, 3 or 6 month Drawings shall not have been officially established, Drawings may only be made for periods of seven days and interest shall accrue thereon in accordance with the second paragraph of Clause 5.3.1.

5.3.4.    - Calculation of interest on Drawings in USD,  DEM  or
GBP

     Drawings in USD, DEM or GBP shall have a duration of seven days, 1, 3 or 6 months.

     The Client may request two Business Days prior to the end of each Drawing period the conversion in whole or in part of one or more Drawings into a currency of its choice (being USD, DEM, FRF or GBP) without exceeding the Available Amount, subject to such conversion not resulting in the Facility amount being exceeded (by virtue of a change of parity between the currencies used and United States Dollars) by 5% or more of the total Facility amount Provided that the Client shall eliminate such excess by adjusting the amount of subsequent Drawings to the extent necessary.

     Subject to the preceding paragraph, repayment of each Drawing shall be made in the currency in which such Drawing is denominated.

     Subject  to Clause 5.3.8, the reference rate applicable  to
     Drawings  in USD, DEM or GBP for a duration of 1,  3  or  6 months shall be LIBOR as defined in Clause 5.3.5.

     As regards seven day Drawings, the relevant reference rate shall be determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits are offered in the London inter-bank market by the relevant Reference Banks two Business Days preceding the proposed Drawing date at about 11.00 a.m. (London time) for a duration and in an amount equal to those of the relevant Drawing. The Bank shall forthwith inform the Client of such determination by telephone, whereupon the Client shall be entitled, if the rate so determined is not acceptable to it, to cancel the

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     Drawing or select a duration of 1, 3 or 6 months therefor.

     Interest in respect of any USD, DEM or GBP Drawings shall be calculated at the aggregate of the relevant reference rate and a margin of 0.175% per annum in accordance with euromarket practice on a 365/360 basis not later than the first day of each period selected, except that it will be calculated on a 365/365 basis for GBP.

     Interest shall be payable without deduction for impost, taxes and/or withholding at source.

     Interest  shall be payable on the last day of the  relevant
     Drawing period or, if such day is not a Business Day, on the following Business Day.

     In the event that, at the date for repayment of a Drawing in USD, DEM or GBP, the relevant currency shall not be available on the London interbank market, the Bank and the Client shall consult with a view to reaching agreement on a replacement currency for the payment of principal and interest in respect of such Drawing and, failing such agreement within two Business Days, FRF shall be the replacement currency.

5.3.5    - Definition of LIBOR

     LIBOR (London Interbank Offered Rate), in respect of any USD, DEM or GBP denominated Drawing, means the annual rate published by TELERATE (currently page 3750) under the aegis of the British Bankers Association at about 11.00 a.m. (London time) two Business Days prior to the proposed Drawing date or date of renewal thereof, as being the rate at which deposits in the relevant currency are offered on the London Interbank Market for the period of such Drawing or renewal, as the case may be.

5.3.6    - Unavailability of LIBOR

     In the event that the Bank shall be unable to determine LIBOR, the Bank shall promptly notify the Client, whereupon the Client and the Bank shall commence negotiations with a view to finding a mutually acceptable solution. The Bank shall be under no obligation to pursue such negotiation after the expiry of a period of 30 days after the date of such notice. In the absence of agreement, the applicable reference rate shall be determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits are offered in the London inter-bank market by the Reference Banks two Business Days preceding the proposed Drawing Date at about 11.00 a.m. (London time) for a duration and in an amount equal to those of the relevant Drawing.

5.3.7 - 1, 3 and 6 month French Franc Drawings substitute rate

     In  the event that, on the Business Day prior to a proposed
     Drawing  date  or date of renewal thereof, the  Bank  shall

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     determine,   as  a  result  of  consulting   the   relevant
     Reference Banks in Paris, that the arithmetic mean of the rates at which FRF deposits are offered by them in the Paris inter-bank market for a duration and in an amount equivalent to those of the relevant Drawing is higher than the PIBOR which would otherwise apply to such Drawing by more than 1/16% per annum, the applicable reference rate shall be that determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which FRF deposits are offered in the Paris inter-bank market by such Reference Banks on such Business Day at about 11.30 a.m. (Paris time) for such duration and amount.

5.3.8    - 1, 3 or 6 month DEM or GBP Drawings substitute rate

     In the event that, on the second Business Day prior to the date on which funds are to be made available in respect of a Drawing or a renewal thereof, the Bank shall determine, as a result of consulting the relevant Reference Banks in London, that the arithmetic mean of the rates at which deposits in the relevant currency are offered by them in the London inter-bank market for a duration and in an amount equivalent to those of the relevant Drawing is higher than the LIBOR which would otherwise apply to such Drawing by more than 1/16% per annum, the applicable reference rate shall be that determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits in the relevant currency are offered in the London inter-bank market by such reference banks on such Business Day at about 11.30 a.m. (London time) for such duration and amount.

5.3.9    - Reference Banks

     Whenever a reference rate shall be set on the basis of Reference Banks' quotations, the Bank shall notify such quotations to the Client. The Bank's determination of reference rates on such basis, shall, in the absence of manifest error, be conclusive.

     In the event that no or only one Reference Bank provides any quotation prior to the making or renewal of any
     Drawing, the reference rate for such Drawing shall be the annual rate which the Bank shall certify to the Client as representing the cost of funding such Drawings from external sources, such certificate to be accompanied by relevant evidence of such cost.

5.4 -    PLACE OF PAYMENT

     All payments to be made under this Agreement shall be made by transfer to the account of the Bank:-

         (i) in the case of DEM, with Societe Generale Frankfurt - SOGE DE FF, Mainzer Landstrasse 36 Postfach 101935, D6000 Frankfurt Am Main 1 (Germany) under reference Rhone-Poulenc Rorer/Franklin, Mme

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         Francoise Graviche-Loiseau - Eurocredits;

         (ii)   in the case of FRF, with Societe Generale  Paris
         -   SOGE   FR   PP,   under   reference   Rhone-Poulenc
         Rorer/Franklin  (Code  Guichet  699-3),  Mme  Francoise
         Graviche-Loiseau - Eurocredits;

         (iii)  in the case of GBP, with Societe Generale London
         - SGE GB 2L, Exchange House Primrose Street, London EC2A 2HT (United Kingdom), under reference Rhone-Poulenc Rorer/Franklin, Mme Francoise Graviche-Loiseau - Eurocredits;

         (iv) in the case of USD, with Societe Generale New York - SOGE US 33, currently at 1221 avenue of the Americas, New York N.Y. 10020 (United States), no. 0152595 under reference Rhone-Poulenc Rorer/Franklin, Mme Francoise Graviche-Loiseau - Eurocredits.

     The Client irrevocably authorises the Bank to deduct the amount required for payment of all sums due under this Agreement from its current account at SOCIETE GENERALE
     OPERA, 6, rue Auber, 75009 Paris.

CLAUSE 6 - EFFECTIVE GLOBAL RATE

For the purposes of sections L. 313-3 et seq. of the French Consumers Code ("Code de la Consommation") and the order ("decret") 85-944 of 4th September, 1985 and assuming a maximum borrowing denominated in USD for the term of the Facility and otherwise on the financial terms set out in this Agreement, the Bank hereby notifies the Client, by way of example, that LIBOR for one month being 5.875%, the effective global rate is therefore 6.29% per annum.

The effective global rate applicable for each Drawing will depend on the manner in which Drawings are made under this Agreement.

CLAUSE 7 - CHANGES IN CIRCUMSTANCES

The terms for remunerating the Bank in respect of the Facility have been fixed on the basis of the regulations applicable on the date of signature of this Agreement and the Client's membership of the RHONE-POULENC Group.

If RHONE-POULENC S.A.'s direct or indirect participation in the capital of RHONE-POULENC RORER INC. falls below 50%, the Bank and the Client shall agree either on a prepayment of the Facility together with interest and all other amounts relating thereto or on increased terms, which in any event shall be a maximum of PIBOR (for French Franc Drawings) or LIBOR (for USD, DEM or GBP Drawings) plus 0.25% and a Facility fee of 0.25% per annum.

If, following a new legislative or regulatory provision or interpretation by a competent authority, such provision or

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authority  being  French, European, United  States  or  foreign, whereby the Bank is subject to any tax, monetary, financial or banking measure resulting in an additional cost relating to this Agreement (arising, for example, from reserves or obligatory deposits, share capital, liquidity or other ratios or any tax, or other taxation, except corporation tax) resulting in a reduction of payment to the Bank or if such reduction of payment results from a judicial decision, the following provisions shall apply:-

- the Bank shall notify the Client in writing, indicating the estimated increase in costs under this Agreement or of the reduction of its payment in respect of this Agreement and the required indemnity, enclosing documents providing evidence thereof,

- the Client and the Bank, on the initiative of the Bank shall consult as soon as practicable and negotiate during a maximum period of 30 days from the date of the said notice in order to reach a solution which permits the resolution of any difficulties arising, in the same spirit of cooperation as presided over this Agreement.

In the event of disagreement at the end of the period of consultation, the Client shall have the option within a maximum period of seven business days following the last day of the period of 30 days either:-

- to request the Bank to continue the Facility, undertaking nevertheless to be wholly liable for the additional cost incurred by the Bank from the day such cost is incurred by the Bank; or

- to terminate the Facility by prepayment of all sums due in principal, interest and fees, increased as necessary by all fees and all costs incurred by the Bank relating to such prepayment (including and upon presentation of evidence, the estimated cost of replacing the funds on the date of prepayment).

CLAUSE 8 - CANCELLATION

8.1  AUTOMATIC CANCELLATION

     The Facility shall expire 60 days after the date of signature of this Agreement in the event of the Client failing to deliver the certified copy extract referred to in Clause 3 prior to the expiry of such 60 days.

8.2  VOLUNTARY CANCELLATION

     The Client may at any time cancel the Facility in whole or in part, subject to prior written notice to the Bank.

     However, such cancellation shall only have effect seven calendar days after receipt of such letter by the Bank.
     Such cancellation shall be definitive so that the amount of the Facility shall be reduced accordingly.

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     Consequently, the Facility fee shall cease  to  be  due  on the cancelled portion of the Facility with effect from the expiry of the quarterly period for the Facility fee during which the cancellation has taken effect.

CLAUSE 9 - PREPAYMENT

The Client may not prepay one or more outstanding Drawings without the prior express consent of the Bank.

In the event of such consent, such prepayment may be made upon the following conditions:-

-    each  prepayment  shall be in respect of a  whole  Drawing.
     It may only be effected on a Business Day;

- the request for prepayment by the Client shall relate to a minimum of USD 50,000,000 and shall reach the Bank with seven calendar days' prior notice;

- the Client shall indemnify the Bank for all potential losses to the Bank resulting from the difference between the interest rate applied to the relevant Drawing and the rate obtained by the Bank in replacing the funds on the market during the remaining period until the date of repayment of the Drawing.

CLAUSE 10 - DEFAULT INTEREST

All sums due under this Agreement shall without prior notice bear interest at TMP, in the case of French Franc amounts, or at the relevant overnight London inter-bank offered rate in the case of USD, DEM or GBP amounts plus, in each case, 1% per annum from their due date for payment until actual payment.

Such provision shall not constitute a waiver of the obligation to pay on the relevant due date.

Interest shall be capitalised if it is due for one year in accordance with the provisions of 1154 of the Civil Code.

CLAUSE 11 - TAXES AND EXPENSES

Payment of any sum due by the Client under this Agreement shall be effected net of any tax retained at source or any present or future withholding of whatever nature.

The Client shall be liable for all duly evidenced expenses incurred in good faith by the Bank in the preparation, signing and performance of this Agreement up to USD 30,000. In addition, the Client shall be liable for all expenses and fees incurred by the Bank in recovering sums due by the Client.

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CLAUSE 12 - WAIVERS

The non-exercise or late exercise by the Bank of any right arising out of this Agreement shall not constitute a waiver of that right. Any partial exercise of a right shall not preclude any further exercise of rights which have not been fully exercised. The rights provided in this Clause shall be cumulative with any right provided by law.

CLAUSE 13 - DOMICILE

For the performance of this Agreement, the Bank elects as its domicile the place indicated in Clause 14 and, the Client elects its registered office.

CLAUSE 14 - NOTICES

Any notice to be given under this Agreement shall be addressed as follows:-

(i)  if to the Bank, to

     FOR CREDIT MATTERS:

     Societe Generale
     MARC/FIN/Acq
     Tour Societe Generale
     17 cours Valmy
     92987 Paris La Defense Cedex
     France

     For  the  attention  of Mr. Dominique  LEROY/Mlle  Isabelle
     LE BOULC'H

     Fax no.: (33.1) 42 13 79 13  Tel no.: (33.1) 42 13 75 98

     FOR OPERATIONAL AND ADMINISTRATIVE MATTERS:

     Societe Generale
     MARC/GEF/tit/eur
     Tour Societe Generale
     17 cours Valmy
     92987 Paris La Defense Cedex
     France

     For the attention of Mlle Laurence Gaertner

     Fax no.: (33.1) 42 13 69 67 Tel no.: (33.1) 42 13 77 71

(ii) if to the Client, to

     Rhone-Poulenc Rorer Inc.
     500 Arcola Road
     Collegeville
     Pennsylvania
     United States of America

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     For the attention of the Corporate Treasurer
     or in his absence the Deputy Corporate Treasurer

     Fax no.: 610 454 8605  Tel no.: 610 454 3510

or, in either case, to such other address as may be notified from time to time for that purpose by the relevant party.

CLAUSE 15 - GOVERNING LAW

This Agreement shall be governed by French law and all disputes not resolved by common agreement shall be submitted to the non-exclusive jurisdiction of the Tribunal de Commerce of Paris.


                                   SIGNED IN PARIS,

                                   IN TWO ORIGINALS



/s/ Gerard Gicquel                     /s/ Philippe Maitre


SOCIETE GENERALE                       RHONE-POULENC RORER INC.

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                                             Exhibit 10(e)










                      RHONE-POULENC
                        RORER INC.







                 LOAN FACILITY AGREEMENT

                  dated 7th August 1995






                        CREDIT LYONNAIS



                        SLAUGHTER AND MAY
                       112, AVENUE KLEBER
                           75116 PARIS

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THIS AGREEMENT IS MADE THE 7TH DAY OF AUGUST 1995

BETWEEN

CREDIT LYONNAIS, a French corporation with a stated capital of FRF 9,389,925,000, whose registered office is at Lyon (Rhone) 18, avenue de la Republique and whose principal office is at 19, boulevard des Italiens, 75002 Paris, registered under No. B 954 509 741, Lyon Commercial Register represented by Jean-Louis JOUBERT

(hereinafter referred to as the "Bank")

                                         OF THE ONE PART

AND

RHONE-POULENC RORER INC., a company with a share capital of USD 429 million whose registered office is at Collegeville, 500
Arcola Road, Pennsylvania, United States of America, represented by Mr. Philippe Maitre, Corporate Treasurer,

(hereinafter referred to as the "Client")

                                         OF THE OTHER PART

NOW IT IS HEREBY AGREED AS FOLLOWS:

CLAUSE 1 -  DEFINITIONS

The following definitions shall have the following respective meanings, unless the context other requires:-

"Available Amount" means, on any date, the amount of the Facility less the aggregate amount of the Drawings outstanding.

"Business Day" means a whole day not being a Saturday on which the interbank market is open or banks are open (i) in Paris, in the case of French Franc Drawings and (ii) in London and Paris, in the case of any other Drawing.

"Drawing" means a Drawing made under the Facility or, as the case may be, the amount thereof for the time being outstanding.

"Facility"  means  the  unconditional,  irrevocable,   confirmed
facility made available by the Bank to the Client the maximum amount whereof is stated in Clause 2.

"Reference Banks" means (i) in the case of DEM, Bayerische Landesbank, Caisse des Depots et Consignations and Commerzbank,
(ii) in the case of FRF, Caisse des Depots et Consignations, Caisse Nationale du Credit Agricole and Credit Commercial de France, (iii) in the case of GBP, Barclays Bank, Caisse des

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Depots  et  Consignations and Lloyds Bank and  (iv)  Caisse  des
Depots et Consignations, Chemical Bank and J.P. Morgan.

CLAUSE 2 - PURPOSE

The object of the Facility shall be the financing or refinancing in whole or in part of (i) the acquisition price of a group of companies whose dominant activity is similar or complementary to that of the Client and all or some of whose holding company's share capital is listed, (ii) the indebtedness (including share capital which may be repurchased or redeemed) of the Client or any of its subsidiaries, (iii) the expenses associated with such acquisition and (iv) any procedures related to buying out minorities.

CLAUSE 3 - AMOUNT AND DURATION OF THE FACILITY

The   Bank   hereby  grants  to  the  Client  an  unconditional,
irrevocable,  confirmed loan facility in the maximum  amount  of
1,500,000,000  United  States  Dollars  or  its  equivalent   in
Deutsche Marks, French Francs and Pounds Sterling.

Drawings under the Facility may be made during the period of seven months (hereinafter referred to as the "Availability Period") commencing on the date of delivery (which shall not be made later than 60 days after the date of this Agreement) to the Bank of a certified copy of an extract of the minutes of the Board of Directors ratifying the signature of this Agreement.

CLAUSE 4 - DRAWINGS

4.1 -    NOTICE OF DRAWING

     Each Drawing shall be made on a Business Day. Any request for a Drawing must be notified to the Bank not later than 10 a.m. (Paris time) on the Business Day prior to the proposed Drawing Date, in the case of FRF Drawings, and 2 Business Days in the case of any other Drawings. Any request for renewals shall be subject to the same notice.

     Notification of a request for a Drawing shall be given by the Client in the form set out in the Schedule and may be sent by fax which shall be as effective between the parties as if it were an original and the Client hereby relieves the Bank of any liability which might result from any faulty, improper or fraudulent use of such means of transmission other than by the Bank.

     Subject to Clauses 5.3.1 and 5.3.4, the notice of Drawing duly signed by authorised persons shall irrevocably bind the Client which shall make the Drawing on the date stipulated in the notice of Drawing.

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4.2 -    DURATION AND AMOUNT OF EACH DRAWING

     Drawings not exceeding the Available Amount may be made for a period of eight days, one month, three months or six months, and all amounts due in respect thereof shall be paid or repaid not later than the last day of the Availability Period.

     The  amount  of  each Drawing shall not be  less  than  USD
     FIFTY MILLION, or the equivalent thereof for Drawings in DEM, FRF or GBP.

     Each Drawing shall be repaid on the last day of the relevant Drawing period or, if such day is not a Business Day, on the following Business Day except that if the following Business Day falls in a new calendar month, then on the preceding Business Day.

4.3 -    ACCOUNTING AND AVAILABILITY OF FUNDS

     In order to keep accounting records of the implementation of this Facility the Bank shall open in the name of the Client a special account which shall be a non-running, simple accounting mechanism which shall not have the legal effects of a running account.

     The amount of each Drawing shall be entered by the Bank as a credit in the current account of the Client.

     The   transactions   resulting  from   the   Drawings   and
     repayments of the credit shall be excluded from all running accounts which the Client has or may have with the Bank.

     The Client acknowledges that the making and repayment of borrowings hereunder shall be adequately evidenced in the accounts of the Bank.

CLAUSE 5 - FEES - INTEREST

5.1 -    MANAGEMENT FEE

     The Client shall pay to the Bank, on the date of signature of this Agreement, a management fee in an amount excluding tax of 150,000 US Dollars.

5.2 -    COMMITMENT FEE

     A commitment fee shall be paid to the Bank in arrear every 90 days after the date of this Agreement or, if applicable, at the termination of the Availability Period, and calculated at a rate of 0.15% per annum on the daily Available Amount during the relevant 90 day period (or other such period, if applicable) on a 360-day year basis.

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

5.3 -    INTEREST

5.3.1    - Calculation of interest on Drawings in French Francs

     The interest reference rate applicable to Drawings of 1,  3 or 6 months is the corresponding PIBOR as defined in Clause 5.3.2.

     As regards eight day Drawings, the relevant reference rate shall be determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits are offered in the Paris inter-bank market by prime banks to the relevant Reference Banks on the Business Day preceding the proposed Drawing Date at about 11.00 a.m. (Paris time) for a duration and in an amount equal to those of the relevant
     Drawing. The Bank shall forthwith inform the Client of such determination by telephone, whereupon the Client shall be entitled, if the rate so determined is not acceptable to it, to cancel the Drawing or select a different duration therefor.

     Interest in respect of any FRF Drawing shall be calculated at the aggregate of the relevant reference rate and a margin of 0.325% per annum, on the basis of the exact number of days in the Drawing period divided by 360.

     Interest shall be paid on the last day of the relevant Drawing period or, if such day is not a Business Day, on the following Business Day, except that if the following Business Day falls in a new calendar month, then on the preceding Business Day.

5.3.2    - Definition of PIBOR

     PIBOR, in respect of any French Franc denominated Drawing means the annual rate published by TELERATE (currently page 20041) under the aegis of the Association Francaise des Banques ("AFB") at about 11.30 a.m. (Paris time) on the Business Day preceding the proposed Drawing or renewal date, as being the rate at which French Franc deposits are offered on the Paris Interbank Market for the period of such Drawing or renewal, as the case may be.

5.3.3    - Non-publication of PIBOR

     If  PIBOR,  as calculated and published by the AFB,  ceases to  be  published for any reason whatsoever the Bank  shall
     forthwith  notify  the  Client  by  any  method   and   the
     following provisions shall apply:-

         -  if  a  reference rate replacing PIBOR  is  published
         under  the  aegis  of  the  AFB,  such  rate  shall  be
         immediately   applicable  to  any  new   Drawings   and
         renewals thereof;

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

         -  otherwise,  the Bank and the Client shall  negotiate
         in  order to agree a new reference rate for 1, 3  or  6
         months Drawings.

     In the event of failure to agree and for so long as no mechanism for the determination of a reference rate for 1, 3 or 6 month Drawings shall not have been officially established, Drawings may only be made for periods of 8 days and interest shall acrrue thereon in accordance with the second paragraph of Clause 5.3.1.

5.3.4.    - Calculation of interest on Drawings in USD,  DEM  or
GBP

     Drawings  in  USD, DEM or GBP shall have a  duration  of  8 days, 1, 3 or 6 months.

     The Client may request two Business Days prior to the end of each Drawing period the conversion of one or more Drawings, in whole or, if in part, then in minimum amounts of USD 50 million or approximate equivalents thereof in another authorised currency, into a currency of its choice without exceeding the Available Amount, subject to such conversion not resulting in the Facility amount being exceeded by virtue of a change of parity between the currencies used and United States Dollars.

     Subject to the preceding paragraph, repayment of each Drawing shall be made in the currency in which such Drawing is denominated.

     The  reference rate applicable to Drawings in USD,  DEM  or
     GBP for a duration of 1, 3 or 6 months shall be LIBOR as defined in Clause 5.3.5. Provided that the Client shall pay to the Bank, in the case of any GBP Drawing, additional interest equal to the difference between the LIBOR applied to such Drawing and the actual rate at which and the LIBOR which would have applied if it had been determined on the Drawing date.

     As regards eight day Drawings, the relevant reference rate shall be determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits are offered in the London inter-bank market by prime banks to the relevant
     Reference Banks two Business Days preceding the proposed Drawing date at about 11.00 a.m. (London time) for a duration and in an amount equal to those of the relevant
     Drawing. The Bank shall forthwith inform the Client of such determination by telephone, whereupon the Client shall be entitled, if the rate so determined is not acceptable to it, to cancel the Drawing or select a different duration therefor.

     Interest in respect of any USD, DEM or GBP Drawing shall be calculated at the aggregate of the relevant reference rate and a margin of 0.325% per annum, in accordance with euromarket practice on a 365/360 basis at the commencement of each period selected, except that it will be calculated on a 365/365 basis for GBP.

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     Interest   shall   be   payable   without   any   deduction
     whatsoever, including for impost, taxes and/or withholding at source.

     Interest shall be paid on the last day of the relevant Drawing period or, if such day is not a Business Day, on the following Business Day except that if the following Business Day falls in a new calendar month, then on the preceding Business Day.

     In the event that, at the date for repayment of a Drawing in USD, DEM or GBP, the relevant currency shall not be available on the interbank market, the Bank and the Client shall consult with a view to reaching agreement on a replacement currency for the payment of principal and interest in respect of such Drawing and, failing such agreement, FRF shall be the replacement currency.

5.3.5    - Definition of LIBOR

     LIBOR (London Interbank Offered Rate), in respect of any USD, DEM or GBP denominated Drawing, means the annual rate published by TELERATE (currently page 3750) under the aegis of the British Bankers Association at about 11.00 a.m. (London time) two Business Days prior to the proposed Drawing or renewal date, as being the rate at which deposits in the relevant currency are offered on the London Interbank Market for the period of such Drawing or renewal, as the case may be.

5.3.6    - Unavailability of LIBOR

     In the event that the Bank shall be unable to determine LIBOR, the Bank shall promptly notify the Client, whereupon the Client and the Bank shall commence negotiations with a view to finding a mutually acceptable solution. The Bank shall be under no obligation to pursue such negotiation after the expiry of a period of 30 days after the date of such notice. In the absence of agreement, the applicable reference rate shall be determined by the Bank as being the average (rounded up, if necessary, to the nearest 1/16 of 1% per annum) of the rates at which deposits are offered in the London inter-bank market by prime banks to the relevant Reference Banks two Business Days preceding the proposed Drawing Date at about 11.00 a.m. (London time) for a duration and in an amount equal to those of the relevant Drawing.

5.3.7    - Evidence

     Whenever a reference rate shall be determined on the basis of reference banks' quotations, notice of such quotations shall, upon request by the Client, forthwith be provided by the Bank to the Client.

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5.4 -    PLACE OF PAYMENT

     All payments to be made under this Agreement shall be made by transfer to the account of Credit Lyonnais - DME, La
     Defense  6, Tour Credit Lyonnais Cedex 10, 92081  Paris  La
     Defense.

CLAUSE 6 - EFFECTIVE GLOBAL RATE

For the purposes of sections L. 313-3 et seq. of the French Consumers Code ("Code de la Consommation") and the order ("decret") 85.944 of 4th September, 1985 and assuming a maximum borrowing for the term of the Facility by renewable Drawings of one month and the financial terms set out in this Agreement, the Bank hereby notifies the Client, by way of example, that:-

- PIBOR for one month on 3rd August, 1995, being 6.1250% per annum, the contractual interest rate is 6.45% per annum,

-  the rate for a period of one month is accordingly 0.53750%,

-  the effective global rate is therefore 6.45017% per annum.

The effective global rate applicable for each Drawing will depend on the manner in which Drawings are made under this Agreement.

CLAUSE 7 - CHANGES IN CIRCUMSTANCES

The terms for remunerating the Bank in respect of the Facility have been fixed on the basis of the regulations applicable on the date of signature of this Agreement.

If, following a new legislative or regulatory provision or interpretation by a competent authority, such provision or authority being French, European or foreign, whereby the Bank is subject to any tax, monetary, financial or banking measure resulting in an additional cost relating to this Agreement
(arising, for example, from reserves or obligatory deposits, share capital, liquidity or other ratios or any tax, or other taxation, except corporation tax) resulting in a reduction of any amounts received or to be received by the Bank or if such reduction of any amounts received or to be received by the Bank results from a judicial decision, the following provisions shall apply:-

- the Bank shall notify the Client in writing, indicating the estimated increase in costs under this Agreement or of the reduction of its payment in respect of this Agreement and the required indemnity, enclosing documents providing evidence thereof,

- the Client and the Bank, on the initiative of the Bank shall consult as soon as practicable and negotiate during a maximum period of 30 days from the date of the said notice in order to reach a solution which permits the resolution of

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   any  difficulties arising, in the same spirit of  cooperation as presided over this Agreement.

In the event of disagreement at the end of the period of consultation, the Client shall have the option within a maximum period of 7 business days following the last day of the period of 30 days either:-

- to request the Bank to continue the Facility, undertaking nevertheless to be wholly liable for the additional cost incurred by the Bank from the day such cost is incurred by the Bank; or

- to terminate the Facility by prepayment of all sums due in principal, interest and fees, increased as necessary by all fees and all costs incurred by the Bank relating to such prepayment (including and upon presentation of evidence, the estimated cost of replacing the funds on the date of prepayment).

CLAUSE 8 - CANCELLATION

8.1  AUTOMATIC CANCELLATION

   The Facility shall expire 60 days after the date of signature of this Agreement in the event of the Client failing to deliver the certified copy extract referred to in Clause 3 prior to the expiry of such 60 days, whereupon the Client shall pay the commitment fee to the Bank as if the Facility had been in force for 90 days.

8.2  VOLUNTARY CANCELLATION

   The Client may at any time cancel the Facility in whole or in part, subject to 15 days' prior written notice to the Bank.

   Such cancellation shall be definitive so that the amount of the Facility shall be reduced accordingly and the commitment fee shall cease to be due on the cancelled portion of the Facility with effect from the expiry of such notice period Provided Always that in respect of the first 90 days of this Agreement, the fee shall be due as if the Facility had remained fully in force for such 90 days.

CLAUSE 9 - PREPAYMENT

The Client may not prepay one or more outstanding Drawings without the prior express consent of the Bank.

In the event of such consent, such prepayment may be made upon the following conditions:-

-  each  prepayment shall be in respect of a whole Drawing.   It
   may only be effected on a Business Day;

- the request for prepayment by the Client shall reach the Bank with 7 calendar days' notice;

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-  the  Client shall indemnify the Bank for all potential losses to the Bank resulting from the difference between the interest rate applied to the relevant Drawing and the rate obtained by the Bank in replacing the funds on the market during the remaining period until the date of repayment of the Drawing.

CLAUSE 10 - DEFAULT INTEREST

All sums due under this Agreement shall without prior notice bear interest at TMP or at the overnight rate for the relevant currency plus 1% per annum from their due date for payment until actual payment.

Such provision shall not constitute a waiver of the obligation to pay on the relevant due date.

Interest shall be capitalised if it is due for one year in accordance with the provisions of 1154 of the Civil Code.

CLAUSE 11 - TAXES AND EXPENSES

Payment of any sum due by the Client under this Agreement shall be effected net of any tax retained at source or any present or future withholding of whatever nature.

The Client shall be liable for all expenses and fees incurred by the Bank in recovering sums due by the Client under this Agreement.

CLAUSE 12 - WAIVERS

The non-exercise or late exercise by the Bank of any right arising out of this Agreement shall not constitute a waiver of that right. Any partial exercise of a right shall not preclude any further exercise of rights which have not been fully exercised. The rights provided in this Clause shall be cumulative with any right provided by law.

CLAUSE 13 - DOMICILE

For the performance of this Agreement and subsequent agreements, the Bank elects as its domicile the place indicated above for payments and, the Client elects its registered office.

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CLAUSE 14 - GOVERNING LAW

This Agreement shall be governed by French law and all disputes not resolved by common agreement shall be submitted to the non-exclusive jurisdiction of the Tribunal de Commerce of Paris.


                                 SIGNED IN PARIS,
                                 IN TWO ORIGINALS


/s/ Jean-Louis Joubert               /s/  Philippe Maitre

    Jean-Louis Joubert                    Phillipe Maitre


  CREDIT LYONNAIS                  RHONE-POULENC RORER INC.